                                  EXHIBIT 1(a)

                    [Form of Underwriting Agreement relating
                        to Preferred Capital Securities]



                             UNDERWRITING AGREEMENT



                                    [_____]



UNITED CAPITAL FUNDING PARTNERSHIP L.P.
157 Church Street
New Haven, Connecticut 06506

THE UNITED ILLUMINATING COMPANY
157 Church Street
New Haven, Connecticut 06506


Ladies and Gentlemen:

          We (the "Manager") are acting on behalf of the underwriters (including ourselves) named in Section 3 hereof (the "Underwriters") and we understand that United Capital Funding Partnership L.P., a Delaware limited partnership (the "Partnership"), and The United Illuminating Company, a Connecticut corporation, as general partner of the Partnership and as guarantor (the "Company"), propose that the Partnership issue and sell [_____] aggregate limited partner interests in the Partnership of a series designated [__]% Preferred Capital Securities, Series [__] (liquidation preference $25 per security) (the "Preferred Securities"), which will be guaranteed pursuant to the Payment and Guarantee Agreement of the Company (the "Guarantee") as to the payment of dividends thereon and as to payments on redemption thereof or upon liquidation of the Partnership, and will be entitled to the benefits of the Company Securities (as defined below). The proceeds from the sale of the Preferred Securities, together with the related capital contributions made in respect of outstanding general partnership interests in the Partnership, will be loaned to the Company (the "Loan"). The Loan will be evidenced by the Company's junior subordinated deferrable interest debentures of a series designated [__]% Junior Subordinated Deferrable Interest Debentures, Series A, Due [_____] (the "Debentures") to be issued under an Indenture dated as of [_____] (as supplemented by the [_____] Supplemental Indenture thereto dated as of [_____] (the "Indenture") between the Company and The Bank of New York, as

Trustee (the "Trustee"). The Debentures and the Guarantee are hereinafter referred to collectively as the "Company Securities" and the Preferred Securities and the Company Securities are hereinafter referred to collectively as the "Securities."

          1.   Representations  and Warranties.  Each of the Partnership and
               -------------------------------
the Company jointly and severally represents and warrants to and agrees with each of the Underwriters that:

          (a) The Partnership and the Company have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration Statement Nos. 33-[_____]), including a prospectus and prospectus supplement, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Securities and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifying the terms of the Securities and the plan of distribution thereof pursuant to Rule 424 under the Securities Act; and as used herein, (i) the term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement, (ii) the term "Basic Prospectus" means the prospectus included in the Registration Statement, (iii) the term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement, (iv) the term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Securities, together with the Basic Prospectus, and (v) the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents incorporated by reference therein and the terms "supplement," "amendment" and "amend" shall include the documents, if any, deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Partnership or the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) The Registration Statement has become effective; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (c) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain, and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material

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respects with the Securities Act and the Trust Indenture Act of 1939, as amended
(the "Trust Indenture Act"), and the respective applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain, and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(c) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture
Act of the Trustee.

          (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Connecticut, has due corporate power and authority to own and operate its property and to conduct its business as described in the Prospectus, to issue the Company Securities, to execute and deliver, and perform its obligations under, this Agreement, the Indenture, the Partnership Agreement (as defined in Section 1(k) below) and the Company Securities, to execute and deliver, on behalf of the Partnership as the general partner thereof, this Agreement and the Preferred Securities, and to consummate the transactions herein and therein contemplated; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) The Partnership has been duly formed, is validly existing as a limited partnership in good standing under the laws of the State of Delaware, has due power and authority to own and operate its property and to conduct its business as described in the Prospectus, to issue and sell the Preferred Securities, to make the Loan and acquire the Debentures, to execute and deliver, and perform its obligations under, this Agreement and the Preferred Securities and to consummate the transactions herein and therein contemplated; the Partnership has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Partnership; the Partnership is a special purpose limited partnership as described in the Prospectus and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; and the

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Partnership is not a party to or otherwise bound by any contract, agreement or other instrument other than this Agreement, the Partnership Agreement and the Certificate of Limited Partnership of the Partnership (the "Partnership Certificate"), as described in the Prospectus, and is not a party to any action, suit or proceeding of any nature.

          (f) Each subsidiary of the Company (other than the Partnership) has been duly organized, is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its organization, has the corporate or partnership power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (g) This Agreement has been duly authorized, executed and delivered by each of the Partnership and the Company.

          (h) The Preferred Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the provisions of the Partnership Agreement and the terms of this Agreement, will be validly issued and fully paid and nonassessable limited partner interests in the Partnership, as to which holders of the Preferred Securities, in their capacities as limited partners of the Partnership, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to any obligation of a holder of Preferred Securities to repay any funds wrongfully distributed to it); the Preferred Securities will have the rights set forth in the Partnership Agreement and the terms of the Preferred Securities will be valid and binding on the Partnership; and the Preferred Securities will conform to the description thereof contained in the Prospectus.

          (i) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, and on the Closing Date will be duly executed and delivered, by the Company and, when so executed and delivered, will be a valid and binding agreement of the Company, enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability.

          (j) The Debentures have been duly authorized, and on the Closing Date will be duly executed and delivered, by the Company and, when so executed and delivered and when executed and authenticated in accordance with the provisions of the Indenture

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and delivered to and paid for by the Partnership in accordance with the terms of the Partnership Agreement in consideration for, and to evidence, the Loan, will be entitled to the benefits of the Indenture, will rank pari passu without any
                                                        ---- -----
preference among themselves and subordinate to all Senior Indebtedness (as defined in the Indenture) and will be valid and binding obligations of the Company, enforceable in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability; and the Indenture and the Debentures will conform to the descriptions thereof contained in the Prospectus.

          (k) The Agreement of Limited Partnership of the Partnership between the Company, as the sole general partner thereof, and United Resources, Inc., a Connecticut corporation ("URI"), as the initial limited partner named therein (as amended and restated on or prior to the Closing Date by the Amended and Restated Agreement of Limited Partnership of the Partnership among the Company, as the sole general partner thereof, URI and such other limited partner or partners party to such Amended and Restated Agreement of Limited Partnership in accordance with the terms thereof, the "Partnership Agreement"), has been and on the Closing Date will be duly authorized, executed and delivered by the Company and is and on the Closing Date will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability; and the Partnership Agreement conforms to the description thereof contained in the Prospectus.

          (l) The Guarantee has been duly authorized, and on the Closing Date will be duly executed and delivered, by the Company and, when so executed and delivered, will be a valid and binding agreement of the Company enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability; and the Guarantee will conform to the description thereof contained in the Prospectus.

          (m) Up to the date hereof, the Company has been and is the sole general partner of the Partnership and URI has been and is the sole limited partner of the Partnership; as of the Closing Date, the Company will be the sole general partner of the Partnership and the holders of the Preferred Securities will be the sole limited partners of the Partnership and URI will withdraw as limited partner; the Partnership has an authorized capitalization as set forth in the Prospectus; all of the issued general and limited partner interests in the Partnership (other than the Preferred Securities) have been duly authorized and validly issued, are fully paid and non-assessable (other than the general partnership interest in the Partnership) and conform to the descriptions thereof contained in the Prospectus; and the issued ownership interests in the Partnership (other than the Preferred Securities) are owned free and clear of all liens, encumbrances, equities or claims.

          (n) The Partnership is not in violation of the Partnership Certificate or the Partnership Agreement, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained therein; the issuance and sale of the Preferred Securities, the making of the Loan and the acquisition of the Debentures, the execution and delivery of, and the performance of its obligations under, this Agreement and the Preferred Securities, in each case by the Partnership, and the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach of or constitute a default under any provision of (A) applicable law, (B) the Partnership Certificate or the Partnership Agreement or (C) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Partnership; and, subject to the approval of the Department of Public Utility Control of the State of Connecticut (the "DPUC"), no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issuance and sale of the Preferred Securities, the making of the Loan and the acquisition of the Debentures or the execution and delivery of, and the performance of its obligations under, this Agreement or the Preferred Securities, in each case by the Partnership, or the consummation of the transactions herein or therein contemplated, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Preferred Securities.

          (o) The Company and its subsidiaries (other than the Partnership) are not in violation of their respective certificates of incorporation or bylaws or other organizational documents, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, agreement or other instrument under which any of them may be bound, the effect of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole; the issuance and sale of the Preferred Securities by the Partnership and the issuance of the Company Securities by the Company, the execution and delivery by the Partnership of, and the performance by the Partnership of its obligations under, this Agreement and the Preferred Securities, and the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Partnership Agreement and the Company Securities and the consummation of the transactions herein and therein contemplated, will not conflict with, result in a breach of or constitute a default under any provision of (A) applicable law, (B) the certificate of incorporation or bylaws of the Company, (C) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the

Company and its subsidiaries, taken as a whole, or (D) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary; and, subject to the approval of the DPUC, no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issuance of the Company Securities or the execution and delivery of, and the performance of its obligations under, this Agreement, the Indenture, the Partnership Agreement or the Company Securities, in each case by the Company, or the consummation of the transactions herein or therein contemplated, except such as may be required by the securities or Blue Sky laws of the various states in connection with the issuance of the Company Securities.

          (p) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or the Partnership, from that set forth in the Prospectus.

          (q) There are no legal or governmental proceedings pending or threatened to which the Partnership, or the Company or any of its other subsidiaries, is a party or to which any of the properties of the Partnership, or the Company or any of its other subsidiaries, is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

          (r) Neither the Partnership nor the Company is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (s) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (t) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); and on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (u) The Partnership and the Company have complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          2.  Public Offering.  The Partnership and the Company are advised by
              ---------------
the Manager that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon after this Agreement has been entered into as in the judgment of the Manager is advisable. The terms of the public offering of the Preferred Securities are set forth in the Prospectus.

          3.  Purchase and Delivery.  Subject to the terms and conditions set
              ---------------------
forth or incorporated by reference herein, the Partnership hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective number of Preferred Securities set forth below opposite their names at a purchase price of $25 per Preferred Security:

                                                  Number of
     Name                                         Preferred Securities
     ----                                         --------------------
Morgan Stanley & Co.
  Incorporated                                    [              ]
                                                  [              ]
                                                  ----------------

Total . . . . . . . . . . . . . . . .             [              ]
                                                  ================

          The Company agrees to issue the Company Securities concurrently with the issue and sale of the Preferred Securities as contemplated herein. The Company hereby guarantees the timely performance by the Partnership of its obligations under this Section 3. The Partnership agrees to purchase the Debentures with the proceeds of, and concurrently with, the issue and sale of the Preferred Securities.

          As compensation to the Underwriters for their commitments hereunder, and because the proceeds of the sale of the Preferred Securities will be loaned by the Partnership to the Company, the Company hereby agrees to pay on the Closing Date to the Manager, for the accounts of the several Underwriters, an amount equal to
(i) in the case of such number of Preferred Securities as are reserved by the Underwriters for sale to institutional investors, $[__] per Preferred Security and (ii) in the case of such number of Preferred Securities as are not so reserved, $[__] per Preferred Security. The Underwriters shall inform the Company in writing, not later than the business day prior to the Closing Date, of the number of Preferred Securities reserved for sale to such institutional investors.

          The Underwriters will pay for the Preferred Securities upon delivery thereof at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York at 10:00 a.m. (New York time) on [_____], or at such other time as the Partnership, the Company and the Manager shall mutually agree upon. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date." Except as otherwise provided in this Section 3, payment for the Preferred Securities shall be made by certified or official bank check or checks payable to the order of the Partnership in New York Clearing House funds at the time and place set forth in this Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of Preferred Securities, registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Preferred Securities to the Underwriters duly paid.

          4.  Conditions to Closing.  The several obligations of the
              ---------------------
Underwriters hereunder are subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

              (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Preferred Securities or any of the Company's securities (including the Company Securities) by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

              (ii) there shall neither have occurred an Investment Company Event nor a Tax Event (as such terms are defined in the Partnership Agreement, except that the specified dates referred to therein shall be the date of this Agreement);

              (iii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, or of the Partnership from that set forth in the Prospectus, that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Preferred Securities on the terms and in the manner contemplated in the Prospectus; and

              (iv) the Company shall have obtained an appropriate order of the DPUC authorizing the issuance, sale and delivery of the Company Securities as contemplated by this Agreement, which at the Closing Date shall be in full force and effect and shall not be contested or the subject of review or appeal.

          (b) The Manager shall have received on the Closing Date a certificate of each of the Partnership and the Company, dated the Closing Date and signed by an executive officer of the general partner of the Partnership and the Company, respectively, to the effect set forth in clauses (a)(i) and (iv) above and to the effect that the representations and warranties of the Partnership and the Company, respectively, contained in this Agreement are true and correct as of the Closing Date and that each of the Partnership and the Company, respectively, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date. The officer signing and delivering each such certificate may rely upon the best of such officer's knowledge as to proceedings threatened.

          (c) The Manager shall have received on the Closing Date an opinion of Wiggin & Dana, counsel for the Company and the Partnership, dated the Closing Date, to the effect that:

              (i) the Partnership has been duly formed, is validly existing as a limited partnership in good standing under the laws of the State of Delaware, has due power and authority to own and operate its property and to conduct its business as described in the Prospectus and to issue and sell the Preferred Securities, to make the Loan and acquire the Debentures, to execute and deliver, and perform its obligations under, this Agreement and the Preferred Securities and to consummate the transactions herein and therein contemplated; the Partnership is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Partnership; the Partnership is a special purpose limited partnership as described in the Prospectus and has conducted no business other than the transactions contemplated by this Agreement and described in the Prospectus; and the Partnership is not a party to or otherwise bound by any contract, agreement or other instrument other than this Agreement, the Partnership Agreement and the Partnership Certificate, as described in the Prospectus, and is not a party to any action, suit or proceeding of any nature;

              (ii) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Connecticut, has the corporate power and authority to own and operate its property and to conduct its business as described in the Prospectus and to issue the Company Securities, to execute and deliver, and perform its obligations under, this Agreement, the Indenture, the Partnership Agreement and the Company Securities, to execute and deliver, on behalf of the Partnership as the general partner thereof, this Agreement and the Preferred Securities and to consummate the transactions herein and therein contemplated; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

              (iii) each subsidiary of the Company (other than the Partnership) has been duly organized, is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its organization, has the corporate or partnership power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

              (iv) as of the Closing Date, the Company has been and is the sole general partner of the Partnership and the holders of the Preferred Securities are the sole limited partners and there are no other partners of the Partnership; the Partnership has an authorized capitalization as described in the Prospectus; all of the issued general and limited partner interests in the Partnership (other than the Preferred Securities) have been duly authorized and validly issued, are fully paid and nonassessable (other than the general partner interest in the Partnership); and all of the issued ownership interests in the Partnership (other than the Preferred Securities) are owned directly by the Company, free and clear of all liens, encumbrances, equities and claims;

              (v) the Preferred Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the provisions of the Partnership Agreement and this Agreement, will be validly issued, fully paid and nonassessable limited partner interests in the Partnership, as to which holders of the Preferred Securities, in their capacities as limited partners of the Partnership, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to any obligation of a holder of Preferred Securities to repay any funds wrongfully distributed to it); the Preferred Securities have the rights set forth in the Partnership Agreement and the terms of the Preferred Securities are valid and binding on the Partnership; and holders of the Preferred Securities will have no preemptive rights;

              (vi) the execution and delivery of, and the performance under, this Agreement has been duly authorized, and this Agreement has been duly executed and delivered, by each of the Partnership and the Company;

              (vii) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability;

              (viii) the Debentures have been duly authorized and, when
     executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the Partnership in accordance with the terms of the Partnership Agreement in consideration for and to evidence the Loan, will be entitled to the benefits of the Indenture, will rank pari passu without any preference among themselves and
                          ---- -----
     subordinate to all Senior Indebtedness and will be valid and binding obligations of the Company enforceable in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability;

               (ix) the Partnership Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability;

              (x) the Guarantee has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and equitable principles of general applicability;

              (xi) the Partnership is not in violation of the Partnership Certificate or the Partnership Agreement, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained therein; the issuance and sale of the Preferred Securities, the making of the Loan and the acquisition of the Debentures or the execution and delivery of, and the performance of its obligations under, this Agreement and the Preferred Securities, in each case by the Partnership, or the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach of or constitute a default under any provision of (A) applicable law, (B) the Partnership Certificate or the Partnership Agreement or (C) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Partnership; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issuance and sale of the Preferred Securities, the making of the Loan and the acquisition of the Debentures or the execution and delivery of, and the performance of its obligations under, this Agreement or the Preferred Securities, in each case by the Partnership, or the consummation of the transactions herein or therein contemplated, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Preferred Securities;

              (xii) the Company and its subsidiaries (other than the Partnership) are not in violation of their respective certificates of incorporation or bylaws or other organizational documents, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, agreement or other instrument by which any of them may be bound, the effect of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole; the issuance and sale of the Preferred Securities by the Partnership and the issuance of the Company Securities by the Company, the execution and delivery by the Partnership of, and the performance by the Partnership of its obligations under, this Agreement and the Preferred Securities and the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Partnership Agreement and the Company Securities and the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach of or constitute a default under any provision of (A) applicable law, (B) the certificate of incorporation or bylaws of the Company, (C) to the best of such counsel's knowledge, after due inquiry, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (D) to the best of such counsel's knowledge, after due inquiry, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries; the Company has obtained an appropriate order of the DPUC authorizing the issuance, sale and delivery of the Company Securities as contemplated by this Agreement, which order is in full force and effect, has not been contested and is not the subject of review or appeal; and no other consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issuance of the Company Securities, the execution and delivery of, and the performance of its obligations under, this Agreement, the Indenture, the Partnership Agreement or the Company Securities, in each case by the Company, or the consummation of the transactions herein or therein contemplated, except such as may be required by the securities or Blue Sky laws of the various states in connection with the issuance of the Company Securities;

              (xiii) (A) the Registration Statement meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Securities Act and complies in all material respects with said Rule; (B) the Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement is in effect, nor are proceedings for such purpose pending before or, to the best of such counsel's knowledge, threatened by the Commission; (C) the Prospectus has been transmitted in a manner reasonably calculated to result in filing with the Commission in accordance with Rule 424(b) of the Securities Act; and
     (D) the statements (1) in the Prospectus Supplement under the captions "Certain Terms of the Series A Preferred Capital Securities," "Certain Terms of the Series A Debentures" and "Underwriting," (2) in the Basic Prospectus under the captions "Description of the Preferred Capital Securities," "Description of the Guarantee," "Description of the Debentures and the Indenture" and "Plan of Distribution," (3) in the Registration Statement under Item 15, (4) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (5) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

              (xiv) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company, the Partnership or any of the Company's other subsidiaries is a party or to which any of the properties of the Company, the Partnership or any of the Company's other subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

              (xv) neither the Partnership nor the Company is an "investment company" or an entity "controlled" by an "investment company," as those terms are defined in the Investment Company Act; and

              (xvi) such counsel (A) is of the opinion that each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) believes that (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee) the Registration Statement, when it became effective did not, and, as of the date such opinion is delivered, does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and (D) believes that (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, Wiggin & Dana may rely (A) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company, on behalf of itself and as general partner of the Partnership, and the Company's subsidiaries and public officials, (B) as to matters involving the application of the laws of the State of Delaware, upon the opinion of Prickett, Jones, Elliott, Kristol & Schnee rendered pursuant to Section 4(d) and (C) as to matters involving the application of the laws of the State of New York, upon the opinion of Winthrop, Stimson, Putnam & Roberts rendered pursuant to Section 4(e). With respect to paragraph (xvi) of this Section 4(c), Wiggin & Dana may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. The opinion of Wiggin & Dana described in this Section 4(c) shall be rendered to the Manager at the request of the Company and shall so state therein.

          (d) The Manager shall have received on the Closing Date an opinion of Prickett, Jones, Elliott, Kristol & Schnee, special Delaware counsel for the Partnership, dated the Closing Date, to the effect that:

              (i) the Partnership has been duly formed, is validly existing as a limited partnership in good standing under the laws of the State of Delaware, has due power and authority to own and operate its property and to conduct its business as described in the Prospectus and to issue and sell the Preferred Securities, to make the Loan and acquire the Debentures, to execute and deliver, and perform its obligations under, this Agreement and the Preferred Securities and to consummate the transactions herein and therein contemplated;

              (ii) as of the Closing Date, the Company has been and is the sole general partner of the Partnership; the Partnership has an authorized capitalization as described in the Prospectus; and all of the issued general and limited partner interests in the Partnership (other than the Preferred Securities) have been duly authorized and validly issued, are fully paid and nonassessable (other than the general partner interest in the Partnership) and conform as to legal matters to the descriptions thereof contained in the Prospectus;

              (iii) the Preferred Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the provisions of the Partnership Agreement and this Agreement, will be validly issued, fully paid and nonassessable limited partner interests in the Partnership, as to which holders of the

     Preferred Securities, in their capacities as limited partners of the Partnership, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to any obligation of a holder of Preferred Securities to repay any funds wrongfully distributed to it); the Preferred Securities have the rights set forth in the Partnership Agreement and the terms of the Preferred Securities are valid and binding on the Partnership; holders of the Preferred Securities will have no preemptive rights; and the Preferred Securities will conform as to legal matters to the description thereof contained in the Prospectus;

              (iv) the Partnership Agreement is a valid and binding agreement of the Company, enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability; and the Partnership Agreement conforms as to legal matters to the description thereof contained in the Prospectus;

              (v) the execution and delivery of, and the performance under, this Agreement has been duly authorized by the Partnership;

              (vi) the issuance and sale of the Preferred Securities, the making of the Loan and the acquisition of the Debentures or execution and delivery of, and the performance of its obligations under, this Agreement and the Preferred Securities, in each case by the Partnership, or the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach of or constitute a default under any provision of (A) Delaware law, (B) the Partnership Certificate or the Partnership Agreement or (C) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Partnership of which such counsel has knowledge; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the State of Delaware is required for the issuance and sale of the Preferred Securities, the making of the Loan and the acquisition of the Debentures or the execution and delivery of, and the performance of its obligations under, this Agreement or the Preferred Securities, in each case by the Partnership, or the consummation of the transactions herein or therein contemplated, except such as may be required by the securities or Blue Sky laws of the State of Delaware in connection with the offer and sale of the Preferred Securities;

              (vii) such counsel has reviewed the statements in the Prospectus Supplement under the captions "United Capital

     Funding Partnership L.P." and "Certain Terms of the Series A Preferred Capital Securities" and in the Basic Prospectus under the captions "United Capital Funding Partnership L.P." and "Description of the Preferred Capital Securities" and, in each case insofar as it contains statements of Delaware law, such statements are fairly presented; and

              (viii) assuming that the Partnership (A) is treated as a partnership for Federal income tax purposes, (B) derives no income from or connected with sources within the State of Delaware and (C) has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, holders of the Preferred Securities (other than such holders who reside or are domiciled in the State of Delaware) will have no liability for Delaware income taxes solely as a result of their participation in the Partnership, and the Partnership will not be liable for any Delaware income tax.

In rendering such opinion, Prickett, Jones, Elliott, Kristol & Schnee may (A) limit the matters set forth therein to those involving the application of the laws of the State of Delaware and (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company, on behalf of itself and as general partner of the Partnership, and the Company's subsidiaries and public officials. The opinion of Prickett, Jones, Elliott, Kristol & Schnee described in this Section 4(d) shall be rendered to the Manager at the request of the Company and shall so state therein.

          (e) The Manager shall have received on the Closing Date an opinion of Reid & Priest, special tax counsel for the Partnership, dated the Closing Date, in form and substance satisfactory to the Manager, confirming its opinion set forth in the Prospectus Supplement under the caption "United States Income Taxation." The opinion of Reid & Priest described in this Section 4(e) shall be rendered to the Manager at the request of the Company and shall so state therein.

          (f) The Manager shall have received on the Closing Date an opinion of Winthrop, Stimson, Putnam & Roberts, special counsel for the Underwriters, dated the Closing Date, covering such matters as the Manager shall reasonably request and the Partnership and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Winthrop, Stimson, Putnam & Roberts may rely (i) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company, on behalf of itself and as general partner of the Partnership, and the Company's subsidiaries and public officials, (ii) as to matters involving the application of the laws of the State of Connecticut, upon the opinion of Wiggin & Dana rendered pursuant to Section 4(c) and (iii) as to matters involving the application of the laws of the State of Delaware, upon the opinion of Prickett, Jones, Elliott, Kristol & Schnee rendered pursuant to Section 4(d).

          (g) The Manager shall have received on the date of this Agreement a letter, dated the date of this Agreement, in form and substance satisfactory to the Manager, from Coopers & Lybrand, the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          (h) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from Coopers & Lybrand, the Company's public accountants, to the effect that such accountants reaffirm, as of the Closing Date, and as though made on the Closing Date, the statements made in the letter furnished by such accountants pursuant to Section 4(g), except that the specified date referred to therein shall be a date not more than five business days prior to the Closing Date.

          (i) On the Closing Date, the Company shall have paid, or cause to have been paid, the compensation payable to the Underwriters under Section 3 by certified or official bank check or checks in New York Clearing House Funds.

          (j) Moody's Investors Service, Inc. and Standard & Poor's Ratings Group shall have publicly assigned to the Preferred Securities ratings of [__] and [__], respectively, which ratings shall be in full force and effect on the Closing Date.

          5.  Covenants of the Partnership and the Company.  In further
              --------------------------------------------
consideration of the agreements of the Underwriters herein contained, each of the Partnership and the Company jointly and severally covenants as follows:

          (a) To furnish the Manager, without charge, a signed copy of the Registration Statement (including exhibits thereto) and, during the period mentioned in Section 5(c), as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to the Manager a copy of each such proposed amendment or supplement for their review a reasonable amount of time prior to the filing thereof.

          (c) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Securities may have been sold by the Manager and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request.

          (e) In the case of the Company, to make generally available to its security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such twelve month period is coterminous with the Company's fiscal year, such earnings statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

          (f) In the case of the Company, to issue the Company Securities concurrently with the issue and sale of the Preferred Securities as contemplated herein.

          (g) During the period beginning on the date of this Agreement and continuing to and including the date that is 90 days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities of the Partnership that are substantially similar to the Preferred Securities, any other shares of capital stock of the Partnership, any preferred stock or subordinated debentures of the Company or any of the Company's other subsidiaries or any other securities convertible into or exchangeable for Preferred Securities, any securities substantially similar to the Preferred Securities or the Debentures, or warrants to purchase any of such securities (other than Debentures distributed to holders of Preferred Securities as contemplated by the Prospectus), without the prior written consent of the Manager.

          (h) To take, or cause to be taken, all actions necessary or advisable to effect the listing and admission for trading of the Preferred Securities on the New York Stock Exchange and the registration thereof under the Exchange Act.

          (i) In the case of the Company, to use its best efforts to list the Debentures on the New York Stock Exchange and register the Debentures under the Exchange Act, upon any distribution of Debentures to holders of Preferred Securities as contemplated by the Prospectus.

          (j) Whether or not any sale of Securities is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Securities, (iii) the fees and disbursements of the Partnership's and the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Securities under securities or Blue Sky laws in accordance with the provisions of Section 5(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of the Securities, (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (viii) the fees and expenses of listing the Preferred Securities and the Debentures on the New York Stock Exchange and registering the Preferred Securities and the Debentures under the Exchange Act and (ix) all document production charges and expenses of counsel to the Underwriters (but not including their fees for professional services) in connection with the preparation of this Agreement.

          (k) So long as any Preferred Securities are outstanding, the Company shall be the sole general partner of the Partnership.

          6.  Indemnification and Contribution.  (a)  The Partnership and the
              --------------------------------
Company agree, severally and jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Partnership or the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Partnership and the Company in writing by such Underwriter through the Manager expressly for use therein.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Partnership, the Company, each of their respective directors, each of their respective officers who sign the Registration Statement and each person, if any, who controls the Partnership or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Partnership and the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Partnership or the Company in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 6, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnifying party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph (a) of this Section 6, and by the Company, in the case of parties indemnified pursuant to paragraph (b) of this Section 6. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph (c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in paragraph (a) or
(b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership and the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership and the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Partnership and the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Partnership and the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Securities. The relative fault of the Partnership and the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

          (e) The Partnership, the Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this
Section 6. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) of this
Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          7.  Termination.  This Agreement shall be subject to termination, by
              -----------
notice given by the Manager to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the

Chicago Board of Trade, (ii) trading of any securities of the Company or any of its subsidiaries shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

          8.  Defaulting Underwriters.  If, on the Closing Date any one or more
              -----------------------
of the Underwriters shall fail or refuse to purchase Preferred Securities that it has or they have agreed to purchase hereunder on such date, and the number of Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Preferred Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Preferred Securities set forth opposite their respective names above bears to the aggregate number of Preferred Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Underwriters may specify, to purchase the Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Preferred Securities
              --------
that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such number of Preferred Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Preferred Securities and the number of Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Preferred Securities to be purchased on such date, and arrangements satisfactory to the Manager, the Partnership and the Company for the purchase of such Preferred Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Partnership or the Company. In any such case either the Manager, the Partnership or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Partnership or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Partnership and the Company shall be unable to perform its obligations under this Agreement, the Partnership and the Company severally and jointly will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Preferred Securities.

          9.  Representations and Indemnities to Survive.  The respective
              ------------------------------------------
indemnity and contribution agreements and the representations, warranties and other statements of the Partnership, the Company, their respective officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of any Underwriter, the Partnership or the Company or any of the officers, directors or controlling persons referred to in Section 6 and delivery of and payment for the Preferred Securities.

          10. Successors.  This Agreement will enure to the benefit of and be
              ----------
binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

          11. Counterparts.  This Agreement may be signed in any number of
              ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          12. Applicable Law.  This Agreement shall be governed by and
              --------------
construed in accordance with the internal laws of the State of New York.

          13. Headings.  The headings of the sections of this Agreement have
              --------
been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                    Very truly yours,

                    MORGAN STANLEY & CO. INCORPORATED



                    By:
                        -------------------------------
                        Name:
                        Title:

                    Acting on behalf of itself and the several Underwriters named herein


Accepted:

UNITED CAPITAL FUNDING PARTNERSHIP L.P.

By:  THE UNITED ILLUMINATED COMPANY,
       as General Partner


By:
    -------------------------------
    Name:
    Title:


THE UNITED ILLUMINATING COMPANY


By:
    -------------------------------
    Name:
    Title: